SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 28, 2006

NORTH FORK BANCORPORATION, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	1-10458	36-3154608
(State or Other	(Commission File Number)	(IRS Employer
Jurisdiction		Identification Number)
of Incorporation)

275 Broadhollow Road Melville, New York	11747
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (631) 844-1004

Not Applicable (Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

     On November 28, 2006, Capital One Financial Corporation (“Capital One”) and North Fork Bancorporation, Inc. (“North Fork”) issued a joint press release, a copy of which is attached as Exhibit 99.1 hereto and is incorporated herein by reference, announcing the preliminary election results regarding the merger consideration to be paid in Capital One’s acquisition of North Fork.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

The following exhibit is filed herewith:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

99.1	Joint Press Release issued by Capital One Financial Corporation and North
Fork Bancorporation, Inc., dated November 28, 2006

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTH FORK BANCORPORATION, INC.
Date: November 28, 2006

__/s/ Daniel M. Healy
Daniel M. Healy
Executive Vice President
Chief Financial Officer

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

99.1	Joint Press Release issued by Capital One Financial Corporation and North
Fork Bancorporation, Inc., dated November 28, 2006

Contacts:

	Capital One		North Fork
Mike Rowen		Julie Rakes	Daniel M. Healy
Investors		Media	Investors
703-720-2455		804-284-5800	631-531-2058

Preliminary Results of Election Regarding Merger Consideration Announced in Capital
One’s Acquisition of North Fork

McLean, VA and Melville, NY (Nov. 28, 2006) – Capital One Financial Corporation (NYSE: COF) and North Fork Bancorporation, Inc. (NYSE: NFB) today announced the preliminary results of elections made by North Fork stockholders regarding their preferences as to the form of merger consideration they will receive in the pending acquisition of North Fork by Capital One. The election deadline for North Fork stockholders to have made merger consideration elections in connection with the proposed merger expired at 5 p.m., New York City time, on November 27, 2006.

     Of the 466,336,770 shares of North Fork common stock outstanding as of November 27, 2006:

  125,536,221 shares, or 26.9%, elected to receive cash;
  278,987,204 shares, or 59.8%, elected to receive Capital One common stock; and
  61,813,345 shares, or 13.3%, did not make a valid election.

     The elections with respect to approximately 19,358,544 of the foregoing shares electing to receive cash and approximately 27,367,448 of the foregoing shares electing to receive stock were made pursuant to the notice of guaranteed delivery procedure, which requires the delivery of North Fork shares to the exchange agent for the merger by 5:00 p.m., New York City time, on November 30, 2006. If the exchange agent does not receive the required share certificates or book-entry transfer of shares by this guaranteed delivery deadline, the North Fork shares subject to such election will be treated as shares that did not make a valid election.

     After the final results of the election process are determined, the actual merger consideration, and the allocation of the merger consideration, will be computed using the formula in the merger agreement and will be based on, among other things, the actual number of shares of North Fork common stock outstanding immediately prior to the closing date, the final results of the election process and the value of Capital One common stock for the five trading days immediately preceding the date of the effective time of the merger. The aggregate amount of cash that will be paid in the merger is fixed at $5.2 billion. A press release announcing the final merger consideration will be issued after the final merger consideration is determined.

     A more complete description of the merger consideration and the proration procedures applicable to elections is contained in the joint proxy statement/prospectus dated July 11, 2006, mailed to North Fork stockholders of record on or about July 14, 2006. North Fork stockholders are urged to read the joint proxy statement/prospectus carefully and in its entirety. Copies of the joint proxy statement/prospectus may be obtained for free by following the instructions below under “Additional Information About the Capital One – North Fork Transaction.”

     Capital One and North Fork expect to complete the merger on December 1, 2006. The proposed merger remains subject to the satisfaction of certain conditions contained in the merger agreement.

About Capital One

     Headquartered in McLean, Virginia, Capital One Financial Corporation (www.capitalone.com) is a financial holding company, with more than 342 locations in Texas and Louisiana. Its principal subsidiaries, Capital One Bank, Capital One, F.S.B., Capital One Auto Finance, Inc., and Capital One, N.A., offer a broad spectrum of financial products and services to consumers, small businesses and commercial clients. Capital One's subsidiaries collectively had $47.6 billion in deposits and $112.2 billion in managed loans outstanding as of September 30, 2006. Capital One, a Fortune 500 company, trades on the New York Stock Exchange under the symbol "COF" and is included in the S&P 500 index.

About North Fork

     North Fork Bancorporation, Inc. is a regional bank holding company headquartered in New York with approximately $59 billion in assets conducting commercial and retail banking from more than 351 branch locations in the Tri-State area, with a complementary national mortgage banking business.

Additional Information About the Capital One – North Fork Transaction

     North Fork stockholders are urged to read the joint proxy statement/prospectus regarding the proposed merger of Capital One and North Fork, which was first mailed to North Fork stockholders on or about July 14, 2006, because it contains important information. They may obtain a free copy of the joint proxy statement/prospectus and other related documents filed by Capital One and North Fork with the Securities and Exchange Commission (SEC) at the SEC’s Web site at www.sec.gov. The joint proxy statement/prospectus and the other documents also may be obtained for free by accessing Capital One’s Web site at http://www.capitalone.com under the tab “Investors” and then under the heading “SEC & Regulatory Filings” or by accessing North Fork’s Web site at www.northforkbank.com under the tab “Investor Relations” and then under the heading “SEC Filings.”

Forward-looking Statements

     Statements in this news release that are not historical facts should be considered forward-looking statements with respect to Capital One or North Fork. Forward-looking statements of this type speak only as of the date of this report. By nature, forward-looking statements involve inherent risk and uncertainties. Various factors, including, but not limited to, unforeseen local, regional, national or global events, economic conditions, asset quality, interest rates, loan demand, changes in business or consumer spending, borrowing or savings habits, deposit growth, adequacy of the reserve for loan losses, competition, stock price volatility, government monetary policy, anticipated expense levels, changes in laws and regulations, the level of success of the company’s asset/liability management strategies as well as its marketing, product development, sales and other strategies, the effect of changes in accounting policies and practices, as may be adopted by the regulatory agencies as well as the Financial Accounting Standards Board and other accounting standard setters, the costs and effects of litigation and of unexpected or adverse outcomes in such litigation, matters related to the proposed transaction between Capital One and North Fork (including, among others, risks related to integration issues and cost and revenue synergies) and changes in the assumptions used in making the forward-looking statements, could cause actual results to differ materially from those contemplated by the forward-looking statements. Capital One and North Fork undertake no obligation to update or revise forward-looking statements to reflect subsequent circumstances, events or information or for any other reason.

###